Exhibit 10.1


                             SUBSCRIPTION AGREEMENT


First Ipswich Bancorp
31 Market Street
Ipswich, Massachusetts 01938
Attn: Timothy L. Felter

      Re: Subscription for Shares of Common Stock of First Ipswich Bancorp

Ladies and Gentlemen:

I. Offering. The undersigned understands that First Ipswich Bancorp, a Massachusetts chartered holding company headquartered in Ipswich, Massachusetts (the "Company"), is offering to sell until March 31, 2007 an aggregate of up to 250,000 shares of its common stock, par value $1.00 per share ("Common Stock"), at $8.00 per share, to a limited number of investors in accordance with the terms and conditions described herein (the "Offering"). The minimum subscription is for 6,250 shares of Common Stock (125 shares for Directors and Executive Officers of the Company) unless the Company agrees to accept a lesser subscription. As additional consideration for the undersigned's subscription for shares of Common Stock hereunder (assuming the same is accepted by the Company), the Company will issue to the undersigned for no additional consideration, a Warrant in the form attached hereto as Exhibit A (the "Warrant") to purchase a number of shares of Common Stock equal to 20% of the shares subscribed hereunder. The Warrant will be exercisable from the date of issuance for three years at a price equal to $8.00 per share, subject to the terms and conditions described therein.

II. Use of Proceeds. The undersigned understands that The First National Bank of Ipswich, the Company's wholly-owned subsidiary and a national bank (the "Bank"), is subject to a Formal Agreement with The Office of the Comptroller of the Currency, under which the Bank is required to achieve certain capital ratios by December 31, 2006. The undersigned further understands that the proceeds from this Offering will be used to help the Bank meet the capital ratios required by the Formal Agreement, to cover costs and expenses associated with this Offering and for general corporate purposes.

III. Purchase and Sale. Subject to the terms and conditions described herein, the undersigned ("Purchaser") hereby irrevocably subscribes for and agrees to purchase from the Company ________ shares ("Shares") of Common Stock at a purchase price of $8.00 per Share for an aggregate purchase price of $_________. This subscription may be rejected, in whole or in part, by the Company in its sole discretion. Two executed copies of this Subscription Agreement must be delivered to the Company no later than March 31, 2007.

The Company presently intends to accept, in whole or in part, Subscription Agreements delivered on or before January 26, 2007. The Company reserves the right to terminate the Offering at any time, including, without limitation, after January 26, 2007.

IV. Amount and Method of Payment. Purchaser hereby delivers to the Company (or if the Subscription Agreement is delivered prior to January 26, 2007, agrees to deliver to the Company on or before January 26, 2007) a check or money order made payable to the order of "First Ipswich Bancorp" in the amount of the aggregate purchase price indicated above (to be held in a deposit account at the Bank in escrow). If a subscription is rejected in whole or in part or if the Offering is terminated for any reason, Purchaser's subscription shall be void and all funds received from Purchaser shall be returned as soon as practicable to Purchaser without any interest thereon, and without charge or deduction.

V. Representations and Warranties of Purchaser. In order to induce the Company to accept this subscription, Purchaser hereby represents and warrants to, and covenants with, the Company as follows:

5.1 The undersigned understands that the Shares, the Warrant, and the shares of Common Stock issuable upon exercise of the Warrant (collectively, the "Securities") have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state in the United States, by reason of their contemplated issuance in transactions exempt from the requirements of the Securities Act, and that the reliance on such exemption from registration is predicated in part on these representations and warranties of Purchaser. Purchaser acknowledges that a restrictive legend consistent with the foregoing has been or will be placed on the certificates evidencing the Securities. Purchaser understands that neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the investment or reviewed or confirmed the accuracy or determined the adequacy of any information furnished to Purchaser in connection with this Offering;

5.2 Purchaser is acquiring the Securities solely for the account of Purchaser, for investment purposes only, and not with a view towards the resale or distribution thereof. Purchaser further agrees not to transfer the Securities in violation of the Securities Act, or any applicable state securities law, and that no one other than Purchaser has any beneficial interest in the Securities;

5.3 Purchaser understands that trading of the Common Stock on the OTC Bulletin Board is limited and sporadic. Purchaser understands that the Securities are "restricted securities", as said term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"). Purchaser understands that Rule 144 requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. Purchaser understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or its dissemination to the public of any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. Purchaser understands and hereby acknowledges that the Company is under no obligation to register the Securities acquired hereunder under the Securities Act;

5.4 Purchaser agrees that it will not sell or otherwise dispose of any of the Securities unless such sale or other disposition (i) has been registered under the Securities Act or, in the opinion of counsel, is exempt from registration under the Securities Act and (ii) has been registered or qualified or, in the opinion of such counsel, is exempt from registration or qualification under the applicable state securities laws. Purchaser may not sell, transfer, or otherwise dispose of the Securities, except in compliance with the applicable rules of the SEC and applicable state securities authorities;

5.5 Purchaser is an executive officer and/or director of the Company or is otherwise an "accredited investor", as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, as indicated by its responses to the Investor Questionnaire attached hereto as Annex I (the "Investor Questionnaire") and is sufficiently knowledgeable to understand the risks involved in purchasing the Securities, and Purchaser, or Purchaser through its representative, or if Purchaser is a corporation, partnership, limited liability company, trust or other entity, Purchaser, by and through its officers, directors, members, trustees, employees or other advisors, (I) is experienced in evaluating an investment in the Company, (II) has determined that an investment in the Company is a suitable investment for Purchaser and (III) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser's investment in the Company. Purchaser has the financial ability to bear the economic risks of its entire investment for an indefinite period, would be able to sustain a complete loss of its investment, and Purchaser has no need for liquidity with respect to its investment in the Company. If Purchaser is a natural person, Purchaser has adequate means for providing for current needs and personal contingencies;

5.6 Purchaser, and if applicable, Purchaser's representative, has received and carefully reviewed the following documents constituting the periodic and current reports filed by the Company with the SEC in the past twelve months:

A.    ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005;

B. QUARTERLY REPORTS ON FORM 10-QSB (AND 10-QSB/A) FOR THE FISCAL QUARTERS ENDED MARCH 31, JUNE 30 AND SEPTEMBER 30, 2006 (AS AMENDED); AND

C. CURRENT REPORTS ON FORM 8-K FILED ON MARCH 23, MARCH 31, APRIL 7, MAY 12, JUNE 7, JUNE 29, JULY 25, AUGUST 15, AUGUST 24, OCTOBER 31, NOVEMBER 2, NOVEMBER 14, DECEMBER 18 AND DECEMBER 27, 2006.

Purchaser acknowledges and agrees that the foregoing shall be supplemented by subsequent periodic and current reports filed by the Company with the SEC pursuant to the Exchange Act. The foregoing enumerated periodic and current reports and the subsequent periodic and current reports filed by the Company are hereinafter collectively referred to as the "Company Reports";

5.7 Purchaser, and if applicable, Purchaser's representative, has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Securities being offered hereby and to verify the accuracy of any representation or information set forth in this Agreement and the Warrant (together, the "Subscription Documents") and the Company Reports, and all such questions, if any, have been answered to the full satisfaction of Purchaser;

5.8 Purchaser, and if applicable, Purchaser's representative, has received from the Company, and has reviewed, such information which Purchaser considers necessary or appropriate to evaluate the risks and merits of an investment in the Securities, including, without limitation, the Subscription Documents and the Company Reports and, in particular, Purchaser acknowledges that, as shown in the financial statements included in the Company's quarterly report on Form 10-QSB/A for the nine month period ended September 30, 2006, the Company has incurred substantial losses in the past nine months. Purchaser further acknowledges that as described in the Form 10-QSB/A for the nine month period ended September 30, 2006, there are a number of factors which may adversely affect earnings in the near future, including the costs of compliance with the Formal Agreement;

5.9 Except as set forth in the Subscription Documents, no representations or warranties have been made to Purchaser, and if applicable, Purchaser's representative, by the Company or any agent, employee or affiliate of the Company. Purchaser has relied solely on the representations, warranties, covenants and agreements of the Company in the Subscription Documents and on Purchaser's examination and independent investigation in making its decision to acquire the Securities;

5.10 Purchaser understands that the Securities are being offered and sold expressly conditioned upon the satisfaction of specific exemptions from the registration requirements of the federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein and in the Investor Questionnaire in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire such Securities;

5.11 Purchaser has full power and authority to execute and deliver this Subscription Agreement and to perform Purchaser's obligations hereunder, and this Subscription Agreement is a legally binding obligation of Purchaser enforceable against Purchaser in accordance with its terms; and

5.12 Purchaser has not incurred any obligation for any finder's, or broker's agent's fees or commission in connection with the transactions contemplated hereby.

5.13 Purchaser did not learn of the Offering directly or indirectly, through any general solicitation or advertising, including, but not limited to, learning of the Offering as a result of viewing any press releases or similar types of publicly-available information which directly or indirectly resulted in Purchaser subscribing for the Shares in the Offering.

VI. Information Furnished by the Undersigned. All the information which the undersigned has furnished to the Company, or which is set forth herein and in the Investor Questionnaire, is correct and complete as of the date of this Subscription Agreement, and if there should be any material change in such information, Purchaser will immediately furnish such revised or corrected information to the Company.

VII. Restrictive Legend and Stop-Transfer Instructions.

7.1 Purchaser shall comply with all of the following restrictions prior to reselling any of the Securities: (a) Until the Securities have been registered with the SEC, Purchaser shall notify the Company about any proposed resale which notice must be received by the Company at least twenty (20) business days prior to such resale; (b) All offers or sales of such Securities by Purchaser may only be made pursuant to an effective registration statement filed under the Securities Act or pursuant to an exemption from registration under the Securities Act and in compliance with all applicable state securities laws; and
(c) If requested by the Company, Purchaser shall provide a satisfactory opinion from legal counsel that Purchaser's resale complies with this Section 7.1.

7.2 Any certificate or certificates representing the Securities shall bear an appropriate legend evidencing the preceding restrictions in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

VIII. Indemnification. The undersigned Purchaser agrees to indemnify and hold harmless the Company and its employees, agents, attorneys and affiliates from and against all damages, losses, costs and expenses (including attorneys' fees) which they may incur by reason for the failure of the undersigned to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of any of the representations and warranties made by the undersigned herein or in any document provided by the undersigned Purchaser to the Company.

IX. Confidentiality. Purchaser acknowledges and agrees that all information relating to the Company and this offering shall be kept confidential by Purchaser, except as otherwise required by law or, in the case of executive officers of the Company, in fulfillment of their obligations as employees of the Company, or made public other than by or through the undersigned.

X. Nontransferability. Neither this Subscription Agreement nor any of the rights of Purchaser hereunder may be transferred or assigned by Purchaser and any attempted assignment shall be null and void.

XI. Amendment; Entire Agreement; Governing Law. This Subscription Agreement (i) may only be modified by a written instrument executed by Purchaser and the Company, (ii) sets forth the entire agreement of Purchaser and the Company with respect to the subject matter hereof and supersedes all prior agreements and understandings between or among the parties with respect to the subject matter hereof, (iii) shall be governed by the internal laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of law principles thereof, and (iv) shall inure to the benefit of, and be binding upon, the Company and Purchaser and their respective successors and permitted assigns.

XII. Notices. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by reputable overnight courier, facsimile (with receipt of confirmation) or registered or certified mail, return receipt requested, addressed to the Company, at First Ipswich Bancorp, 31 Market Street, Ipswich, Massachusetts 01938, Attention: President, facsimile (978) 356-5937 and to the Purchaser at the address indicated on the signature page hereof. Notices shall be deemed to have been given on the date of mailing or fax, except notices of change of address, which shall be deemed to have been given when received.

XIII. Pronouns; Counterparts. Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders. This Subscription Agreement may be executed in counterparts and by facsimile and each of such counterparts shall constitute an original, and all of which together shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement under seal as of December __, 2006.

Number of Shares: __________________________________________

Aggregate Purchase Price of Shares: $__________________________

Please indicate the form of ownership the undersigned desires for the Shares:
[_] Individual
[_] Joint Tenants with Right of Survivorship (1)
[_] Tenants in Common (2)
[_] Retirement Account
[_] Corporation
[_] Trust
[_] Partnership
[_] Limited Liability Company
[_] Custodian for _________________________________________

Purchaser (please print): _________________________________

___________________________________________________________
      Signature

Please print name and title of signatory, if applicable:

___________________________________________________________

Address: __________________________________________________
         __________________________________________________
         __________________________________________________

Facsimile No: _____________________________________________

E-mail: ___________________________________________________


(1) When stock is held as Joint Tenants with Right of Survivorship, upon the death of one owner, ownership of the stock will pass automatically to the surviving owner(s).
(2) When stock is held as Tenants in Common, upon the death of one owner, ownership of the stock will be held by the surviving owner(s) and by the heirs of the deceased owner.

                                     ANNEX 1

                             INVESTOR QUESTIONNAIRE

Instructions: Check all boxes below which correctly describe you:

|_| You are: (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"); (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity; (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (iv) an insurance company as defined in Section 2(a)(13) of the Securities Act; (v) an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"); (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act; (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended; (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000; or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and: (1) the decision that you shall subscribe for and purchase shares of common stock, par value $1.00 per share, of First Ipswich Bancorp (the "Common Stock") is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser; (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase Common Stock is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act ("Regulation D"); or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase Common Stock is made solely by persons or entities that are accredited investors.

|_| You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

|_| You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in Common Stock and with total assets in excess of $5,000,000.

|_| You are a director or executive officer of First Ipswich Bancorp

|_| You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 at the time of your subscription for and purchase of Common Stock.

|_| You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

|_| You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Common Stock, whose subscription for and purchase of Common Stock is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

|_| You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

      The undersigned hereby represents and warrants to the Company that all of its answers to this Investor Questionnaire are true and correct as of the date of its execution of the Subscription Agreement for shares of common stock, par value $1.00 per share, of First Ipswich Bancorp

Purchaser (please print): _____________________________________

By: ___________________________________________________________
      Signature

Please print name and title of signatory, if applicable:

_______________________________________________________________